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                                                                    Exhibit 99.9


              CERTIFICATE OF DESIGNATIONS, PREFERENCES, AND RIGHTS
                                       OF
                SERIES A CONVERTIBLE EXCHANGEABLE PREFERRED STOCK
                                       OF
                            ATRIX LABORATORIES, INC.

      (Pursuant to Section 151(g) of the Delaware General Corporation Law)


                  I, Brian G. Richmond, the Secretary of Atrix Laboratories, Inc., a corporation organized and existing under the Delaware General Corporation Law (the "Corporation"), in accordance with the provisions of
Section 151(g) thereof, DO HEREBY CERTIFY:

                  That pursuant to the authority conferred upon the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation, the Board of Directors of the Corporation on July 18, 2000 adopted the following resolution, pursuant to the Corporation's Certificate of Incorporation and Section 151(g) of the Delaware General Corporation Law, creating one series of shares of preferred stock designated as Series A Convertible Exchangeable Preferred Stock:

         "RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by the Certificate of Incorporation, the Board of Directors does hereby provide for the issuance of a series of preferred stock, $.001 par value, of the Corporation, to be designated "Series A Convertible Exchangeable Preferred Stock", initially consisting of 20,000 shares, and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of the Series A Convertible Exchangeable Preferred Stock are not stated and expressed in the Certificate of Incorporation, the Board of Directors of the Corporation does hereby fix and herein state and express such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows (all terms used herein which are defined in the Certificate of Incorporation shall be deemed to have the meanings provided therein):

                            SERIES A PREFERRED STOCK

                  1. Designation. 20,000 shares of convertible exchangeable preferred stock shall be designated and known as the "Series A Preferred Stock." Such number of shares may be increased or decreased by resolution of the Board of Directors of the Corporation after obtaining the consent of a majority in interest of the holder(s) of the then-outstanding shares of Series A Preferred Stock; provided that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of such shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.


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                  2. Dividend Provisions.

                  (a) From and after the date hereof, when and if the Board of Directors of the Corporation shall declare a dividend or distribution payable with respect to the then-outstanding shares of common stock, par value $.001 per share, of the Corporation (the "Common Stock"), the holders of the Series A Preferred Stock shall be entitled to the amount of dividends per share in the same form as such Common Stock dividends that would be payable on the largest number of whole shares of Common Stock into which a holder's aggregate shares of Series A Preferred Stock could then be converted pursuant to Section 4 hereof (such number to be determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend).

                  (b) In addition to Section 2(a) above, each share of Series A Preferred Stock, shall be entitled to receive a mandatory dividend equal to 7% per year of the Original Issue Price (as defined below) thereof. Such dividend shall be payable semi-annually on each succeeding 6 month anniversary of the first issuance, solely by the issuance of additional shares of Series A Preferred Stock, at a price per share equal to the Original Issue Price thereof, and not in cash, compounding to commence six months after the original issuance. Fractional shares of Series A Preferred Stock shall be issuable for all purposes hereunder.

                  3. Seniority; Liquidation Preference.

                  (a) The Corporation may not issue any additional classes or series of preferred stock with a liquidation preference, dividend or other rights senior to or pari passu to the Series A Preferred Stock except pursuant to Section 14 hereof.

                  (b) In the event of any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary, (collectively, a "Liquidation"), before any payment of cash or distribution of other property shall be made to the holders of the Common Stock or any other class or series of stock subordinate in liquidation preference to the Series A Preferred Stock, the holders of the Series A Preferred Stock shall be entitled to receive out of the assets of the Corporation legally available for distribution to its stockholders, the Original Issue Price per share (as appropriately adjusted for any combinations or divisions or similar recapitalizations affecting the Series A Preferred Stock after issuance) and accrued and unpaid dividends thereon (the "Series A Liquidation Preference"). As used herein, the "Original Issue Price" per share is $1,000.00.

                  (c) If, upon any Liquidation, the assets of the Corporation available for distribution to its Stockholders shall be insufficient to pay the holders of the Series A Preferred Stock the full amounts to which they shall be entitled, the holders of the Series A Preferred Stock shall share ratably in any distribution of assets in proportion to the respective amounts which would be payable to them in respect of the shares held by them if all amounts payable to them in respect of such were paid in full pursuant to Section 3(b).

                  (d) After the distributions described in Section 3(c) above have been paid, subject to the rights of other series of preferred stock that may from time to time come into existence, the remaining assets of the Corporation available for distribution to stockholders shall


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be distributed among the holders of Common Stock pro rata based on the number of shares of Common Stock held by each.

                  4. Conversion. The holders of the Series A Preferred Stock shall have conversion rights, through and including the Conversion Termination Date (as defined below), as follows (the "Conversion Rights"):

                  (a) Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time that is two years after the issuance thereof, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and non-assessable shares of Common Stock (or successor securities) as is determined by dividing (x) the sum of the Original Issue Price of such share of Series A Preferred Stock (and any accrued but unpaid dividends thereon) by (y) the Series A Conversion Price (as defined below). The "Series A Conversion Price" shall be $18.00; provided the Series A Conversion Price shall be subject to adjustment as set forth below in this Section 4(a)). Notwithstanding the above, the Series A Preferred Stock, in the event that there shall occur a merger or consolidation of the Corporation with or into another entity as a consequence of which Elan International Services, Ltd. ("EIS") shall own 50% or less of the equity of the survivor of such merger or consolidation than EIS did of the Corporation prior thereto or the sale of the Corporation's Common Stock in a firm commitment underwritten public offering, then, in any such event, the outstanding shares of the Series A Preferred Stock then held by the original holder of the Series A Preferred Stock or any of its affiliates shall, immediately prior to the consummation thereof, be at the option of the Corporation converted into the same number of shares of Common Stock into which such shares are convertible pursuant to this Section 4(a) (a "Required Conversion"); provided, further, in the event of a Required Conversion, the Common Stock delivered upon such conversion shall have the benefit of the Exchange Right identical to that with respect to the Series A Preferred Stock so converted; provided, further, that upon exercise of the Conversion Right if EIS' ownership exceeds 19.9% of the issued and outstanding shares of Common Stock on a fully diluted basis, EIS shall to the extent of such excess be entitled to receive non-voting securities of the Corporation.

                  (b) Before any holder of Series A Preferred Stock shall be entitled to convert such shares into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Preferred Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as set forth above. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.


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                  (c) If the Corporation shall issue any additional shares of
Common Stock (excluding shares issued pursuant to Section 4(d)) without consideration or for a consideration per share less than the Fair Market Value (as defined below) per share on such date, the Series A Conversion Price for such series in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this Section be adjusted to a price equal to a price determined by multiplying such Series A Conversion Price by a fraction, the numerator of which shall be the sum of (w) the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issuance and (x) the number of shares of Common Stock that the aggregate consideration received or to be received by the Corporation for such issuance would purchase at such Series A Conversion Price; and the denominator of which shall be the sum of (y) the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issuance and (z) the number of additional shares of such Common Stock so issued. For purposes of this Certificate of Designations, "Common Stock deemed outstanding" as of a given date shall be the sum of (A) the number of shares of Common Stock actually outstanding, (B) the number of shares of Common Stock into which the then outstanding shares of preferred stock could be converted if fully converted on the day immediately preceding the given date, and (C) the number of shares of Common Stock which could be obtained through the exercise or conversion of all other rights, options and convertible securities outstanding on the day immediately preceding the given date. For purposes of this Certificate of Designations, "Fair Market Value" shall mean (x) the average of the closing prices on the 20 trading days prior to such determination on the principal national securities exchange on which the Common Stock is traded, if any, (y) the average of the last quoted prices on the 20 trading days prior to such determination if the Common Stock is traded on the Nasdaq National Market or Nasdaq SmallCap Market, or (z) if the Common Stock is not listed on a national securities exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, then as determined in good faith by the Corporation's Board of Directors and reasonably agreed to by the holders of a majority of the Series A Preferred Stock; provided, however, that the Corporation may issue, without triggering the foregoing provisions of this paragraph (A) shares of Common Stock upon conversion of its preferred stock; (B) securities or rights or options issued to employees, consultants or directors in accordance with plans approved by the Corporation's Board of Directors, (C) securities or rights or options under the Atrix Employee Stock Purchase Plan, and (D) shares of Common Stock upon conversion of 7% Convertible Subordinated Notes due 2004.

                  (d) In the event the Corporation should at any time fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or property or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock or other securities or property (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock or other securities or property issuable upon conversion or exercise thereof) then with respect to each share of Series A Preferred Stock the Conversion Right shall be for, in addition to the number of shares of the Common Stock otherwise deliverable upon exercise of the Conversion Right, and without adjustment to the Series A Conversion Price, the amount of such additional shares of Common Stock and any Common Stock Equivalents that the holder of such


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share of Series A Preferred Stock would have received or become entitled to receive on the same terms and conditions as if such holder had been a holder of record of such Common Stock as shall have been deliverable immediately prior to such record date pursuant to the terms of this Section 4 unless such record date is fixed and such dividend is not paid or if such distribution, split or subdivision is not fully made on the date fixed therefor.

                  (e) If the number of shares of Common Stock outstanding at any time is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Series A Conversion Price for the Series A Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

                  (f) The following provisions shall apply for purposes of this
Section 4:

                           (i) The aggregate maximum number of shares of Common Stock or other securities or property deliverable upon conversion or exercise of Common Stock Equivalents (assuming the satisfaction of any conditions to convertibility or exercisability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) shall be deemed to have been issued at the time such Common Stock Equivalents were issued.

                           (ii) In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Corporation upon conversion or exercise of such Common Stock Equivalents including, but not limited to, a change resulting from the antidilution provisions thereof, the Series A Conversion Price of the Series A Preferred Stock, to the extent in any way affected by or computed using such Common Stock Equivalents, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                           (iii) Upon the termination or expiration of the convertibility or exercisability of any such Common Stock Equivalents, the Series A Conversion Price of the Series A Preferred Stock, to the extent in any way affected by or computed using such Common Stock Equivalents, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and Common Stock Equivalents which remain convertible or exercisable) actually issued upon the conversion or exercise of such Common Stock Equivalents.

                  5. Exchange Right. The original purchaser (or any of its affiliates) of the Series A Preferred Stock shall have the right to exchange all of the shares of Series A Preferred Stock but not any accrued and unpaid dividends thereon (the "Exchange Right") of the Corporation for 3,612 shares of convertible preferred shares ("Preferred Shares") (as adjusted for any combinations or divisions or similar recapitalizations) of ATRIX NEWCO, LTD., a Bermuda exempted limited liability company ("Newco") held by the Corporation convertible into 30.1% of Newco's common shares on a fully diluted basis (or, if the Preferred Shares have been


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converted by the Corporation pursuant to the terms thereof, the common shares of
Newco issued upon such conversion); provided, however that if the Exchange Right is exercised during the first two years after the issuance of the Series A Preferred Stock, the original purchaser of the Series A Preferred Stock shall have the right to exchange for 3,612 shares of non-voting convertible preferred stock of Newco.

                  Upon exercise of the Exchange Right, all shares of Series A Preferred Stock originally purchased from the Corporation, excluding accrued and unpaid dividends thereon, shall be canceled and shall no longer be entitled to any rights in the Corporation.

                  Other than in the case of a Required Conversion, if any shares of the Series A Preferred Stock are converted pursuant to Section 4(a), to shares of Common Stock, the Exchange Right with respect to the shares of Series A Preferred Stock originally purchased from the Corporation shall be canceled and shall no longer be entitled to any rights in the Corporation.

                  In order to exercise the Exchange Right, the holders shall provide written notice thereof to the Corporation, setting forth (a) the fact that such holders intend to exercise the Exchange Right, and (b) the proposed date for such exercise (the "Exercise Date"), which shall be between 10 and 30 days after the delivery of such notice; provided, however, that if the Corporation shall deliver the holders a written request to delay the date for such exercise by no more than 45 days, the Exercise Date will be as set forth in that request. On the Exercise Date, (y) the holders shall tender their shares of Series A Preferred Stock to the Corporation for cancellation free and clear of encumbrances of any type or nature, and (z) the Corporation shall cause to be delivered to EIS, acting on behalf of such holders, such shares of Newco free and clear of encumbrances of any type or nature. The holders and the Corporation shall take all other necessary or appropriate actions in connection with or to effect such closing.

                  6. Termination Date. The rights of the holders to convert the shares of Series A Preferred Stock into shares of Common Stock or to exercise the Exchange Rights, shall terminate and be of no further force and effect on the date that is six years after the date of the first issuance of any shares of Series A Preferred Stock hereunder (the "Termination Date"). On the Termination Date, the Corporation shall, at its option, either (i) redeem their shares of Series A Preferred Stock in cash in an amount equal to the Series A Liquidation Preference or (ii) redeem their shares of Series A Preferred Stock in shares of Common Stock having a then Fair Market Value equal to the Series A Liquidation Preference.

                  7. Other Distributions. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets, cash (excluding cash dividends declared out of retained earnings) or options or rights not referred to in Section 4, then, in each such case for the purpose of this
Section 7, the holders of the Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series A Preferred Stock would be convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.


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                  8. Recapitalizations. If at any time or from time to time
there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets provided for in Section 3 or Section 4 hereof) provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of
Section 4 with respect to the rights of the holders of the Series A Preferred Stock after the recapitalization to the end that the provisions of Section 4 (including adjustment of the Series A Conversion Price then in effect and the number of shares purchasable upon conversion of the Series A Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

                  9. No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such action as may be necessary or appropriate in order to protect the Series A Conversion Rights and Exchange Right of the holders of the Series A Preferred Stock against impairment.

                  10. No Fractional Shares and Certificate as to Adjustments.

                  (a) No fractional shares shall be issued upon the conversion of any share or shares of the Series A Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the next lower whole number of shares. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the aggregate number of shares of Series A Preferred Stock each holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable to each such holder upon such conversion.

                  (b) Upon the occurrence of each adjustment or readjustment of the Series A Conversion Price pursuant to Section 4, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of shares of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustment and readjustment, (ii) the Series A Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series A Preferred Stock.

                  11. Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock that shall from time to time be sufficient to effect


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the conversion of all outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock not otherwise reserved for issuance shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Corporation will take such corporate action that may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including without limitation, engaging in reasonable best efforts to obtain the requisite stockholder approval of any necessary amendment to its Certificate of Incorporation.

                  12. Notices. Any notice required by the provisions hereof to be given to the holders of shares of Series A Preferred Stock shall be deemed given on the date of service if served personally on the party to whom notice is to be given, or on the date of transmittal of services by facsimile transmission to the party to whom notice is to be given, and addressed to each holder of record at his address appearing on the books of the Corporation.

                  13. Voting Rights. Subject to Section 14 below, holders of Series A Preferred Stock shall not be entitled to vote together with the holders of the Common Stock, including with respect to the election of directors of the Corporation.

                  14. Protective Provisions. Subject to the rights of any series of preferred stock that may from time to time come into existence, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then-outstanding shares of Series A Preferred Stock, voting separately as a series:

                  (a) amend its Certificate of Incorporation to alter or change the voting powers, preferences, or other special rights or privileges, or restrictions of the Series A Preferred Stock so as to affect adversely the shares of Series A Preferred Stock; or

                  (b) change the rights of the holders of the Series A Preferred Stock in any other respect; or

                  (c) amend its Certificate of Incorporation so as to create any additional classes or series of preferred stock with a liquidation preference, dividend or other rights senior to the Series A Preferred Stock.

                  15. Status of Converted Stock. In the event any shares of Series A Preferred Stock shall be converted pursuant to Section 4 or exchanged pursuant to Section 5 hereof, the shares so converted or exchanged shall be canceled and shall not be reissuable by the Corporation. The Certificate of Incorporation of the Corporation shall be appropriately amended to effect the corresponding reduction in the Corporation's authorized capital stock.


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                  IN WITNESS WHEREOF, said Atrix Laboratories, Inc. has caused this Certificate of Designations to be signed by its Secretary this 18th day of July 2000, who affirms that the statements made herein are true and correct.

                                           ATRIX LABORATORIES, INC.


                                           By:    /s/ BRIAN G. RICHMOND
                                                  ---------------------
                                                  Name:  Brian G. Richmond
                                                  Title: Secretary